                                                                    EXHIBIT 32.A


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2003, of El Paso Natural Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Somerhalder II, Chairman of the Board and Chief Executive Officer, certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ John W. Somerhalder II
                                           -------------------------------------
                                           John W. Somerhalder II
                                           Chairman of the Board and
                                           Chief Executive Officer
                                           (Principal Executive Officer)

                                           November 10, 2003



A signed original of this written statement required by Section 906 has been provided to El Paso Natural Gas Company and will be retained by El Paso Natural Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.